================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]         Preliminary Proxy Statement
[   ]         Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2))
[ X ]         Definitive Proxy Statement
[   ]         Definitive Additional Materials
[   ]         Soliciting Material Pursuant to ss.240.14a-12


                          ARC WIRELESS SOLUTIONS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        ---------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
         (1) Title of each class of securities to which the transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of the transaction:
             Total proposed maximum aggregate value of the transaction:
         (5) Total fee paid:

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)  Amount Previously Paid:
         (2)  Form Schedule or Registration No.:
         (3)  Filing Party:
         (4)  Date Filed:

================================================================================

                          ARC WIRELESS SOLUTIONS, INC.
                             10601 West 48th Avenue
                            I-70 Frontage Road North
                        Wheat Ridge, Colorado 80033-2660
                                 (303) 421-4063

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held September 17, 2007

          The Annual Meeting of the shareholders of ARC Wireless Solutions, Inc. (the "Company") will be held on September 17, 2007 at 10:00 a.m. (Denver, Colorado time) at the offices of the Company for the following purposes:

          1.   To elect a Board of Directors consisting of four directors;

          2. To consider and votes upon a proposal recommended by the Board of Directors to approve our 2007 Stock Incentive Plan;

          3. To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of HEIN + Associates LLP to serve as our certified independent accountants for the year ending December 31, 2007; and

          4. To transact any other business that properly may come before the Annual Meeting.

          Only the shareholders of record as shown on the transfer books at the close of business on August 8, 2007 are entitled to notice of, and to vote at, the Annual Meeting.

          All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope. The person executing the proxy may revoke it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

          ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.


                                              By the Board of Directors:
Wheat Ridge, Colorado                         Randall P. Marx
August 24, 2007                               Chief Executive Officer

                                 PROXY STATEMENT

                          ARC WIRELESS SOLUTIONS, INC.
                             10601 West 48th Avenue
                            I-70 Frontage Road North
                        Wheat Ridge, Colorado 80033-2660
                                 (303) 421-4063

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                               September 17, 2007


                    SOLICITATION AND REVOCABILITY OF PROXIES


          This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of ARC Wireless Solutions, Inc., a Utah corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Denver, Colorado time) on September 17, 2007 at the offices of the Company, or at any adjournment or postponement of the meeting. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to shareholders on or about September 5, 2007.

          The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted: (i) FOR each of the four nominees for director whose names are set forth on the proxy card; (ii) FOR the approval of the 2007 Stock Incentive Plan; (iii) FOR the ratification of the selection of HEIN + Associates LLP as our independent certified accountants for the year ending December 31, 2007; and (iv) FOR any other business that properly may come before the Annual Meeting.

          A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. Shareholders do not have dissenters' rights of appraisal for any action proposed to be taken at the Annual Meeting.

          The solicitation of proxies by the Company is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

               THE ANNUAL MEETING OF ARC WIRELESS SOLUTIONS, INC.

Time, Place and Date

          The Annual Meeting will be held on September 17, 2007, starting at 10:00 a.m. local time, at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660.

Purpose

          At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon (i) a proposal to elect a Board of Directors consisting of four directors; (ii) a proposal recommended by the Board of Directors to approve our 2007 Stock Incentive Plan; (iii) a proposal recommended by the Board of Directors to ratify the selection of HEIN + Associates LLP to serve as the Company's certified independent accountants for the year ending December 31, 2007; and (iv) to transact any other business that properly may come before the Annual Meeting.

                                VOTING SECURITIES

          The close of business on August 8, 2007 has been fixed as the record date for the determination of holders of record of the Company's common stock, $.0005 par value per share (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting. On the record date, 3,089,552 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

                                VOTING PROCEDURES

          Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker "non-votes", are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original Annual Meeting.

          In the election for directors (the "Election of Directors Proposal") the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, such votes present in person or represented by proxy at the Annual Meeting, will be elected to the Board of Directors, which means that the four director nominees with the most votes will be elected. In addition, a plurality of the votes present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of the Company's independent auditors (the "Independent Auditor Proposal"). The approval of our 2007 Stock Incentive Plan (the "Stock Plan Proposal") requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

          Only votes "FOR" or "AGAINST" the Election of Directors Proposal and the Independent Auditor Proposal will affect the outcome. Abstentions are not counted for purposes of the Election of Directors Proposal or the Independent Auditor Proposal. Abstentions, however, will be counted against the Stock Plan Proposal.

             BENEFICIAL OWNERSHIP OF THE COMPANY'S EQUITY SECURITIES

          The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

          Common Stock not outstanding that is the subject to options or conversion privileges is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or conversion privileges, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

          The following table summarizes certain information as of August 7, 2007 with respect to the beneficial ownership of our common stock by each director, by all executive officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of our common stock (the number of shares and any exercise prices have been adjusted for a one-for-fifty reverse split implemented on February 12, 2007). As of August 7, 2007, 3,089,552 shares of our Common Stock were issued and outstanding.


                                               Number of Shares        Percent
Name and Address of Beneficial Owner         Beneficially Owned (1)    of Class
------------------------------------         ----------------------    --------

Randall P. Marx                                  167,165 (2)             5.4%
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Sigmund A. Balaban                                32,515 (3)             1.1%
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

                                               Number of Shares        Percent
Name and Address of Beneficial Owner         Beneficially Owned (1)    of Class
------------------------------------         ----------------------    --------

Donald A. Huebner                                  5,434 (4)               *
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Robert E. Wade                                    85,393 (7)             2.8%
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Steve C. Olson                                    11,751 (6)               *
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Monty R. Lamirato                                  1,423 (5)               *
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Paul J. Rini                                     296,212                 9.6%
7376 Johnnycake Rd
Mentor, Ohio 44060

Hudson River Investments, Inc.                   242,134                 7.8%
Skelton Building, Main Street.
POB 3139 Road Town
Tortola, British Virgin Islands

Evansville Limited                               261,373 (8)             8.4%
c/o Quadrant Management Inc.
40 West 57th Street, 20th Floor
New York, NY  10019

All officers and directors as a group            303,681 (2)(3)(4)       9.8%
(six persons)                                            (5)(6)(7)
*  Less than one percent.

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes 163,816 shares directly held by Mr. Marx, 1,980 shares in his ARC Wireless 401(k) account, 800 shares held by his spouse's IRA and 570 shares owned beneficially through a 50% ownership of an LLC. This does not include shares owned by the Harold and Theora Marx Living Trust, of which Mr. Marx's father is the trustee, as Mr. Marx disclaims beneficial ownership of these shares. This also does not include 3,100 shares owned by Warren E. Spencer Living Trust, of which Mr. Marx's mother-in-law is trustee, as Mr. Marx disclaims beneficial ownership of these shares.

(3) Includes 29,015 shares directly held by Mr. Balaban and Outside Director options granted under the 1997 Stock Option and Compensation Plan to purchase 1,000 shares at $5.47 per share until May 9, 2009, and options to purchase 2,500 shares at $6.50 per share until February 21, 2008, all of which are currently exercisable.

(4) Includes 1,934 shares directly held by Dr. Huebner and Outside Director options granted under the 1997 Stock Option and Compensation Plan to purchase 2,500 shares at $5.50 per share until November 1, 2007, and options to purchase 1,000 shares at $4.82 per share until March 12, 2009, all of which are currently exercisable.

(5)  Consists of 1,423 shares in Mr. Lamirato's ARC Wireless 401(k) account.

(6) Consists of 1,751 shares in Mr. Olson's ARC Wireless 401(k) account and options to purchase 10,000 shares at $8.00 per share until August 22, 2007, granted under the 1997 Stock Option and Compensation Plan and all of which are currently exercisable.

(7) Includes 80,893 shares directly held by Mr. Wade, 1,000 shares held by his spouse and options to purchase 2,500 shares at $6.50 per share until February 21, 2008, and options to purchase 1,000 shares at $5.47 per share until May 9, 2009, both granted under the 1997 Stock Option and Compensation Plan and all of which are currently exercisable.

(8)  These shares have been confirmed as of August 6, 2007.


                        PROPOSAL 1. ELECTION OF DIRECTORS

          At the Annual Meeting, the shareholders will elect four directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his successor is elected and qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each shareholder is entitled to one vote for each share of Common Stock held in his or her name. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote. As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board's nominees for directors. Each of the nominees currently is a director of the Company.

          Each of the nominees has consented to be named in this Proxy Statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

          The following table sets forth, with respect to each nominee for director, the nominee's age, his position(s) and office(s) with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see "Executive Compensation," "Beneficial Ownership of the Company's Equity Securities," and "Certain Transactions with Management and Principal Shareholders."

                                                                            Expiration of           Initial Date
            Name             Age     Position with the Company             Term as Director         as Director
            ----             ---     -------------------------             ----------------         -----------

Sigmund A. Balaban           65      Director; Audit Committee           Next Annual Meeting            1994
                                     Chairman
Donald A. Huebner            63      Director                            Next Annual Meeting            1998

Randall P. Marx              55      Chief Executive Officer;            Next Annual Meeting            1990
                                     Chairman of Board; Secretary;
                                     Director

Robert E. Wade               61      Director; Compensation Committee    Next Annual Meeting            2005
                                     Chairman


          Sigmund A. Balaban. Mr. Balaban has served as Director since December 1994. Mr. Balaban had served as Senior Vice President / Corporate Secretary, of Fujitsu General America, Inc. of Fairfield, New Jersey, from 2000 until July of 2001 when he retired. Mr. Balaban was Vice President, Credit of Teknika Electronics from 1986 to 1992 and was Senior Vice President and General Manager of Teknika Electronics from 1992 to 2000. In October 1995, Teknika Electronics changed its name to Fujitsu General America, Inc. Fujitsu General America, Inc. is a subsidiary of Fujitsu General, Ltd., a Japanese multiline manufacturer. Mr. Balaban also is a member of the Board of Directors of Double Eagle Petroleum Co., the stock of which is publicly traded.

          Donald A. Huebner. Dr. Huebner is currently a Staff Consultant with Ball Aerospace and Technology Corp. Dr. Huebner was our Chief Scientist from July 2000 to January 2002. He has served as a Director of the Company since 1998. Dr. Huebner served as Department Staff Engineer with Lockheed Martin Astronautics in Denver, Colorado from 1986 to July 2000. In this capacity, Dr. Huebner served as technical consultant for phased array and spacecraft antennas as well as other areas concerning antennas and communications. Prior to joining Lockheed Martin, Dr. Huebner served in various capacities with Ball Communication Systems and Hughes Aircraft Company. Dr. Huebner also served as a part-time faculty member in the electrical engineering departments at the University of Colorado at Boulder, California State University at Northridge, and University of California, Los Angeles ("UCLA"). Dr. Huebner also has served as consultant to various companies, including as a consultant to the Company from 1990 to the present. Dr. Huebner received his Bachelor of Science in Electrical Engineering from UCLA in 1966 and his Masters of Science in Electrical Engineering from UCLA in 1968. Dr. Huebner received his Ph.D. from UCLA in 1972 and a Masters in Telecommunications from the University of Denver in 1996. Dr. Huebner is a member of a number of professional societies, including the Antennas and Propagation Society and the Microwave Theory and Technique Society of the Institute of Electrical and Electronic Engineers.

          Randall P. Marx. Mr. Marx became our Chief Executive Officer in February 2001, has served as a Director since May 1990 and currently serves as the Chairman of the Board. Mr. Marx served as Chief Executive Officer from November 1991 until July 2000, as Treasurer from December 1994 until June 30, 2000 and as Director of Acquisitions from July 2000 until February 2001. From 1983 until 1989, Mr. Marx served as President of THT Lloyd's Inc., Lloyd's Electronics Corp. and Lloyd's Electronics Hong Kong Ltd., international consumer electronics companies. Lloyd's Electronics had domestic revenues of $100 million and international revenues of $30 million with over 400 employees worldwide. As CEO and President of THT Lloyd's Inc., a $10 million electronics holding company, Mr. Marx supervised the purchase of the Lloyd's Electronics business from Bacardi Corp. in 1986. As CEO and President of Lloyd's Electronics, Mr. Marx was directly responsible for all domestic and international operations including marketing, financing, product design and manufacturing with domestic offices in New Jersey and Los Angeles and international offices in Hong Kong, Tokyo and Taipei. Mr. Marx also is a member of the Board of Directors of InfoSonics Corporation, the stock of which is publicly traded.

          Robert E. Wade. Mr. Wade became a Director in December 2005. A former bank director, Mr. Wade currently serves as a member of the boards of directors of the following mutual funds: Franklin Mutual Series Fund Inc. since 1996, Franklin Managed Trust and Franklin Value Investors Trust since 2004, and the US Templeton Funds since 2006. In March of 2005, Mr. Wade was named Chairman of the Board of Franklin Mutual Series Fund Inc., having previously served as Chairman of its Audit Committee. He has also been a director of El Oro and Exploration Co. plc. since 2003. Mr. Wade is a practicing attorney in New Jersey.

Required Vote

          The number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, such votes present in person or represented by proxy at the Annual Meeting, will be elected to the Board of Directors, which means that the four director nominees with the most votes will be elected.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOUR NOMINEES NAMED ABOVE.

       INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Other Executive Officers

          The following table sets forth with respect to each other executive officer, the officer's age, the officer's position(s) and office(s) with the Company, the expiration of his term as an officer and the period during which he has served.

                                                                    Initial Date
      Name              Age     Position with the Company            as Officer
      ----              ---     -------------------------            ----------

Monty R. Lamirato       51      Chief Financial Officer; Treasurer      2001

Steven C. Olson         51      Chief Technology Officer                2001


          Monty R. Lamirato. Mr. Lamirato has been Chief Financial Officer and Treasurer since June 2001. Prior to joining the Company, Mr. Lamirato served as the VP Finance for GS2.Net, Inc, an application service provider, from November 2000 to May 2001. From June 1999 to October 2000, Mr. Lamirato was the Vice President of Finance for Planet Outdoors.com, an e-commerce retailer. From November 1993 to June 1999, Mr. Lamirato was President and Shareholder of Monty
R. Lamirato, PC, a business consulting firm. Mr. Lamirato has been a certified public accountant in the State of Colorado since 1978.

         Steven C. Olson. Mr. Olson serves as our Chief Technology Officer. Prior to joining ARC Wireless in August 2001, Mr. Olson was employed at Ball Aerospace for 14 years, including the last five years as Director of Engineering for Ball's Wireless Communications Solutions Division. In this capacity Mr. Olson led the development of new technologies, resulting in industry leading antenna solutions for the wireless communications market. Before the Ball Wireless Communications unit was formed, Mr. Olson developed Ball's high performance, low cost AirBASE(TM) antenna technology, specifically for use in its future commercial wireless business. He received his Bachelors and Masters of Science degrees in Electrical Engineering from the University of Utah in 1984 and 1985, respectively.

          Each of our officers serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Board Meetings

          The Board of Directors met three times during the fiscal year ended December 31, 2006, and each director participated in at least 75% of the meetings of the Board of Directors, except that Mr. Huebner was not able to attend one of the Board meetings. On October 31, the Board of Directors adopted a formal policy and procedures for shareholders to send communications to the Board of Directors regarding nominations for director. The Board of Directors does not maintain a formal policy regarding other shareholder communications with the Board. Mr. Marx, the Company's Chairman of the Board and Chief Executive Officer has had a long standing practice of striving to promptly respond to shareholder inquiries, either by e-mail, letter or telephone. This policy and the corresponding procedures are set forth in Appendix B attached hereto.

          The Company encourages each member of the Board of Directors to attend the Annual Meeting of the shareholders, but does not require any member to do so. All four of the then-incumbent directors attended the Company's last annual meeting of the shareholders, held on October 31, 2006.

Board Independence

          Each of our directors, except for Mr. Marx, qualifies as an "independent director" as defined under the published listing requirements of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and by the Company with regard to each director's business and personal activities as they may relate to us and our management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as "independent" under special standards established by NASDAQ and the SEC for members of audit committees.

Committees of the Board of Directors

          The Company has standing audit and compensation committees of the Board of Directors. The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be relegated to the full board.

Audit Committee

          The Company's audit committee (the "Audit Committee") consists of three independent directors, Mr. Sigmund A. Balaban, who is Chairman of the committee, Mr. Robert E. Wade and Dr. Donald A. Huebner. The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of its activities to the Board of Directors, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Board of Directors has determined that at least one member of the Audit Committee, Mr. Sigmund A. Balaban, is an Audit Committee "financial expert," as such term is defined by the Securities and Exchange Commission. The Audit Committee met one time during the fiscal year ended December 31, 2006. Our Board of Directors has adopted a written charter for the Audit Committee and will review and assess the adequacy of the audit committee charter annually.

Audit Committee Report

          Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to engage and discharge the Company's auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company's independent accountants are in fact "independent."

          In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

          The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

          Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

          Submitted by the Audit Committee of the Company's Board of Directors:

                                 Sigmund A. Balaban, Chairman
                                 Robert E. Wade
                                 Donald A. Huebner

Compensation Committee

          The Board of Directors currently has a compensation committee (the "Compensation Committee"), consisting of Mr. Robert E. Wade, the Chairman of the Compensation Committee, Mr. Donald A. Huebner and Mr. Sigmund A. Balaban. Mr. Marx also served on the Compensation Committee until he resigned effective October 13, 2006. The Compensation Committee currently does not have a charter. The Compensation Committee did not meet during fiscal year 2006. The Compensation Committee is responsible for overseeing the Company's compensation programs and policies, as more fully discussed below under "Compensation Discussion and Analysis."

Nominating Committee:  Nominating Policies and Procedures

          The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be relegated to the full Board.

          On October 31, 2006, the Board of Directors adopted certain Nominating Policies and Procedures, which are attached hereto as Appendix B. It is the policy of the Board of Directors that each nominee for election to the Board, regardless of whether such nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

          In general, the Board believes that certain minimum qualifications must be met by each candidate for the Board, as well as meeting any applicable independence standards required by the SEC and federal securities laws. The Board believes that candidates and nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under any applicable director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit Board members. In evaluating the qualifications of the candidates, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like.

          Under the recently adopted policy, the Board shall consider recommendations for candidates to the Board from shareholders holding no less than 1% of the Company's common stock, which stock has been continuously held by such shareholder for at least twelve (12) months prior to the date of the submission of the recommendation (an "Eligible Shareholder"). Candidate nominees recommended by Eligible Shareholders (hereinafter referred to as "Shareholder Candidates") will be evaluated by the Board on the same basis as candidates that may be identified by the Board, management or, if the Board permits, a search firm. For the Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with certain procedures as set forth in the Nominating and Policies Procedures. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: Corporate Secretary, at the Corporation's principal offices at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660. The specific recommendations should include the information set forth in the adopted Nominating Policies and Procedures, which are attached hereto as Appendix B and incorporated herein by reference.

          For a Shareholder Candidate recommendation to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, an Eligible Shareholder's notice must be delivered to the Corporate Secretary not less than one hundred and twenty (120) days prior to the first
(1st) anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year's annual meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made.

          The Secretary of the Corporation will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder. The full description of the foregoing policies has also been attached hereto as Appendix B, and is incorporated herein by reference.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Act of 1934, as amended (the "Exchange Act") requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. We believe that during the year ended December 31, 2006, our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making these statements, we have relied upon the written representation of our directors and officers and our review of the monthly statements of changes filed with us by our officers and directors.

Corporate Governance Documents

          On the Company's Corporate Governance web page at www.arcwireless.net/investor_relations, shareholders can see the Company's Audit Committee Charter, Compensation Committee Charter and Amended and Restated Code of Ethics for members of the Board of Directors, officers and employees. Copies of these documents, as well as additional copies of this Annual Report on Form 10-K, are available to shareholders without charge upon request to the Secretary at the Company's principal address.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

          This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies and practices with respect to our named executive officers, including our chief executive officer, chief financial officer and chief technology officer, which we collectively refer to as our named executive officers, or NEO's.

          Oversight of Executive Compensation Program
          -------------------------------------------

          The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an "independent director" as defined by the federal securities laws and in Rule 4200(a)(14) of the Nasdaq Stock Market, Inc. The Compensation Committee works closely with executive management, primarily our chief executive officer ("CEO"), in assessing compensation levels. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The Compensation Committee also administers the Company's compensation plans for executive officers and employees.

          The Compensation Committee regularly reviews the Company's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. Factors taken into account in assessing the compensation of individual officers include the officer's performance and contribution to the Company, experience, strategic impact, external equity or market value, internal equity or fairness, and retention priority. The various components of the compensation programs for executive officers are discussed below in Elements of Executive Compensation Program.

          Objectives of Executive Compensation and What the Programs are Designed to Reward
--------------------------------------------------------------------------------

          The Company's executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance. Different programs are geared to short-term and longer-term performance with the goal of increasing stockholder value over the long term.

          We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products and marketplaces, meeting established goals for operating earnings and earnings per share, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as reflect specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

We believe that the performance of the executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not generally be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives.

          Compensation Consultants
          ------------------------

          In determining competitive levels of compensation, the Compensation Committee considers publicly available information regarding the compensation of executive officers of other comparable U.S. investor-owned companies and information available from studies periodically performed by compensation consultants for the Company. The Compensation Committee also considers recommendations made by the Chief Executive Officer regarding compensation for other NEO's and key employees.

          During 2006, the Compensation Committee engaged Denver Management Associates ("DMA") to serve as its independent compensation consultant. At the request and direction of the Committee, DMA assisted with the following:

          o Benchmarking pay practices among the peer group and providing a broader market perspective;
          o Assessing the design of individual pay elements and the total pay program relative to the Company's objectives, market practices and other factors;
          o Assisting the Committee in reviewing recommendations prepared by management; and
          o Providing the Committee an independent perspective and, as appropriate, specific recommendations on program design.

DMA did not set pay; rather it provided guidance, based on market practices, its experience and understanding of the Company's needs and objectives.

          Elements of Executive Compensation Program
          ------------------------------------------

         Compensation elements include:

          o    base salary;
          o    annual cash or equity incentive awards;
          o    long-term equity incentive compensation; and
          o    other health, welfare and pension benefits.

          Base Salary
          -----------

          Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities. We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company. Our executive base salaries are typically adjusted in accordance with the NEO's employment agreement on an annual basis.

          Annual Cash or Equity Incentive Awards
          --------------------------------------

          Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company's profitability and achievement of planned profitability, as well as other factors. The Compensation Committee uses the annual incentive compensation to motivate and reward the named executive officers for the achievement and over-performance of our critical financial and strategic goals.

          Long-Term Equity Incentive Compensation
          ---------------------------------------

          Long-term equity awards for our executives are granted from our 1997 Stock Option and Compensation Plan, ("1997 Plan"). The Compensation Committee grants awards under the 1997 Plan in order to align the interests of the named executive officers with our stockholders, and to motivate and reward the named executive officers to increase the stockholder value of the Company over the long term. The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee but generally is awarded as part of entering into employment agreements. We do not backdate options or grant options retroactively or stock options with a so-called "reload" feature. In addition, we do not plan to coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information.

          Compensation paid to each executive officer, including a stock bonus, was based on the Compensation Committee's review and consideration of aggregate levels of compensation paid to executives of comparable companies and the individual qualitative contributions and performance of each executive officer. No grants of stock options were made to any executive officer in 2006.

          Other Health, Welfare and Retirement Benefits
          ---------------------------------------------

          Health and Welfare Benefits
          ---------------------------

          All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

          Retirement Benefits
          -------------------

          Our employees, including the NEO's, are eligible to participate in our 401(k) contributory defined contribution plan ("401(k) Plan"). Each employee may make before-tax contributions of up to 25% of their base salary up to current Internal Revenue Service limits. We provide this plan to help our employees save some amount of their cash compensation for retirement in a tax efficient manner. The Company may make discretionary matching contributions, however, in 2006, the Company did not provide participants with a matching contribution.

          Pension Benefits and Nonqualified Deferred Compensation
          -------------------------------------------------------

          We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

          Employment Agreements and Other Post-Employment Payments
          --------------------------------------------------------

          As of the end of fiscal 2006, all of our named executive officers were parties to employment agreements, which provided for salaries and certain bonus payments as well as rights to certain payments upon termination for cause. These agreements have since expired. The Company's Compensation Committee is reviewing executive compensation arrangements and expects to enter into new employment agreements with its named executive officers during the third quarter of 2007.

          These employment agreements also have change of control provisions that would require payments in the event of termination of employment, which are described in greater detail below.

          Tax Implications of Executive Compensation
          ------------------------------------------

          We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be made under the 1997 Plan; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

          Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K.

          Robert E. Wade, Chairman
          Sigmund A. Balaban
          Donald A. Huebner


                       Summary Compensation Table for 2006

----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
                                                                                             Change in
                                                                                              Pension
                                                                             Non-Equity     Value and
                                                                              Incentive     Nonqualified
                                                        Stock     Option        Plan         Deferred      All Other
Name and Principal               Salary      Bonus     Awards     Awards    Compensation   Compensation   Compensation   Total
Position                 Year      ($)        ($)        ($)        ($)          ($)         Earnings ($)       ($)       ($)
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------

Randall P. Marx,
Chair, Chief
Executive Officer,
Secretary               2006    245,000    -          -          -          -              -              -             245,000
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
Monty R. Lamirato,
Chief Financial
Office, Treasurer
                        2006     155,000   -          -          -          -              -              -             155,000
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
Steven C. Olson,
Chief Technology
Officer                 2006    175,000    -          -          -          -              -              -             175,000
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------
Gregory E. Raskin,
former President (1)
                        2006    321,000    -          -          -          108,000        -              -             429,000
----------------------- ------- ---------- ---------- ---------- ---------- -------------- -------------- ------------- ---------

(1) Mr. Gregory E. Raskin resigned effective October 31, 2006, commensurate with the sale of our wholly-owned subsidiary, Winncom Technologies Inc. Under Mr.
Raskin's employment agreement, he was eligible to receive a cash bonus based upon certain pre-determined net-income objectives. As a result of meeting these objectives, Mr. Raskin earned $108,000 during fiscal year 2006.

Grants of Plan-Based Awards

          There were no stock options or other plan-based awards granted to the executive officers with respect to the year ended December 31, 2006. In addition, no options were exercised or vested by the executive officers during the year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth information on outstanding option and stock awards held by the named executive officers as of December 31, 2006, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.


------------------------------------------------------------------------------------------------------------------------------------
                                      Option Awards                                               Stock Awards

------------------------------------------------------------------------------------------------------------------------------------
(a)             (b)              (c)               (d)        (e)       (f)          (g)        (h)          (i)            (j)
                                                 Equity                                                    Equity         Equity
                                               Incentive                                                  Incentive    Incentive
                                                  Plan                             Number                   Plan         Plan
                                Number           Awards:                            of        Market        Awards:      Awards:
               Number             of             Number                            Shares      Value        Number of   Payout Value
                 of           Securities          of                              or Units    of Shares    Unearned    of Unearned
             Securities       Underlying       Securities                         of Stock    or Units   Shares,Units  Shares,Units
             Underlying       Unexercised     Underlying                            That      of Stock    or Other     or Other
            Unexercised         Options       Unexercised     Option                 Have       That     Rights That    Rights That
              Options             (#)           Unearned     Exercise   Option       Not       Have Not    Have Not     Have Not
                (#)          Unexercisable      Options       Price   Expiration    Vested     Vested       Vested      Vested
Name        Exercisable           (1)             (#)           ($)      Date       (2)(3)     ($)           (#)           ($)
------------------------------------------------------------------------------------------------------------------------------------

Randall P.
Marx           20,000              -               -          $9.00      1/02/2007    -         -            -              -
------------------------------------------------------------------------------------------------------------------------------------
Monty R.
Lamirato       10,000              -               -          $6.00       7/01/2007   -         -            -              -
------------------------------------------------------------------------------------------------------------------------------------
Steven C.      10,000              -               -          $6.00      8/22/2007     -        -            -              -
Olson
------------------------------------------------------------------------------------------------------------------------------------

No options were exercised and no stock vested in 2006.

Director Compensation for the Year Ended December 31, 2006

The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2006:

           Director Compensation for the Year Ended December 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
       (a)               (b)           (c)      (d)            (e)              (f)                 (g)                   (h)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Change in
                                                                            Pension Value
                        Fees                                                    and
                       Earned of                           Non-Equity        Nonqualified
                       Paid in       Stock     Option     Incentive Plan       Deferred          All Other
                        Cash         Awards    Awards      Compensation      Compensation       Compensation
Name(1)                 ($)         ($) (2)    ($)(3)          ($)             Earnings             ($)                Total ($)
------------------------------------------------------------------------------------------------------------------------------------

Randall P. Marx            -           -          -             -                  -                 -                    -
(1)
------------------------------------------------------------------------------------------------------------------------------------
Sigmund A.
Balaban               30,000           -        4,500           -                  -                 -                   34,500
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Wade         8,000         8,000      4,500           -                  -                 -                   20,500
------------------------------------------------------------------------------------------------------------------------------------
Donald A.              6,000           -        2,500           -                  -                 -                    8,500
Huebner
------------------------------------------------------------------------------------------------------------------------------------


(1) Randall P. Marx is the Company's Chairman of the Board, Chief Executive Officer and thus receives no compensation for his services as a director. The compensation received by Mr. Marx as an employee of the Company is shown in the Summary Compensation Table.
 (2) Reflects the dollar amount recognized and expensed for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123R, and thus may include amounts from awards granted in and prior to 2006. For Mr. Wade the amount represents the Director fees earned that were paid by issuance of common stock at fair market value rather than cash.
(3) Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123R, and thus includes amounts from options granted in and prior to 2006. In 2006, the fair value of the awards granted to each director was as follows:
     Sigmund A. Balaban: $7,500; Robert E. Wade: $7,500; Donald A Huebner: none. For more information used in the calculations of these amounts see footnote 1 to our audited consolidated financial statements for the year ended December 31, 2006, included in this Form 10-K. As of December 31, 2006, each director had the following number of options outstanding: Sigmund A.
     Balaban: 4,000; Robert E. Wade: 1,500 and Donald A. Huebner: 2,000.

          Effective October 1, 2007, all Outside Directors will receive a base compensation of $13,000 on an annualized basis, to be paid quarterly. Any Outside Director acting as a Chair of one or more of the Board of Directors' committees will receive additional compensation of $17,000 on an annualized basis, to be paid quarterly. Outside Directors may elect on a quarterly basis to receive some or all of the quarterly compensation owed in the form of the Company's restricted common stock, based on the closing market price on the day they declare which must be no later than two business days after the end of the quarter. The Outside Directors compensation plan will be reviewed by the Board of Directors each year within ten days after the filing of the Company's first quarter financial results on Form 10-Q with the Securities and Exchange Commission.

Compensation Committee Interlocks and Insider Participation

          No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

          1997 Stock Option and Compensation Plan
          ---------------------------------------

          In November 1997, the Board of Directors approved our 1997 Stock Option and Compensation Plan (the "Plan"). Pursuant to the Plan, we may grant options to purchase an aggregate of 100,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. On November 9, 2004, the shareholders approved to amend the 1997 Stock Option and Compensation Plan to allow for an aggregate of 200,000 options to be granted under "the Plan". The options granted pursuant to the Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. The Plan is administered by an option committee that determines the terms of the options subject to the requirements of the Plan, except that the option committee shall not administer the Plan with respect to automatic grants of options to our directors who are not our employees. The option committee may be the entire Board or a committee of the Board.

          Through May 24, 2000, directors who were not also our employees ("Outside Directors") automatically received options to purchase 5,000 shares pursuant to the Plan at the time of their election as an Outside Director. These options held by Outside Directors were not exercisable at the time of grant. Options to purchase 1,000 shares became exercisable for each meeting of the Board of Directors attended by each Outside Director on or after the date of grant of the options to that Outside Director, but in no event earlier than six months following the date of grant. The exercise price for options granted to Outside Directors was equal to the closing price per share of our common stock on the date of grant. All options granted to Outside Directors expired five years after the date of grant. On the date that all of an Outside Director's options became exercisable, options to purchase an additional 5,000 shares, which were exercisable no earlier than six months from the date of grant, were automatically granted to that Outside Director. On May 24, 2000, the Board of Directors voted to (1) decrease the amount of options automatically granted to Outside Directors from 5,000 to 500 options, and (2) decrease the amount of exercisable options from 1,000 to 100 per meeting. The term of the outside

Director option granted in the future was lowered from five years to two years. The other terms of the Outside Director options did not change. On July 5, 2002, the Board of Directors voted to (1) increase the amount of options automatically granted to Outside Directors from 500 to 2,500 options, and (2) increase the amount of exercisable options from 100 to 500 per meeting. The other terms of the Outside Director options did not change.

          The Company granted a total of 5,000 options to Outside Directors under the Plan during 2006 at an exercise price of $6.50 per share. The Company granted a total of 5,000 options to Outside Directors under the Plan during 2005 at exercise prices ranging from $5.50 to $7.50 per share. The Company granted a total of 5,000 options to Outside Directors under the Plan during 2004 at an exercise price of $8.00 per share.

          As of December 31, 2006, there were 7,500 exercisable options outstanding related to the grants to Outside Directors. Dr. Donald Huebner's employment terminated on January 31, 2002 but he continues as a Director of the Company, as such all of his options are disclosed as Outside Directors options.

          In addition to Outside Directors grants, the Board of Directors may grant incentive options to our key employees pursuant to the Plan. In 2006, the Board did not grant any options to employees under the Plan. In 2005 and 2004, the Board granted a total of 22,000 options under the Plan to employees with exercise prices ranging from $6.00 to $7.50. As of December 31, 2006, there were 42,000 exercisable options outstanding related to grants to employees, all of which were granted under the Plan.

          Employment Contracts and Termination of Employment and
          Change-In-Control Arrangements
          ------------------------------------------------------

          We entered into a written three year employment agreement with Mr. Marx effective January 2, 2004, which has since expired. In accordance with his employment agreement, Mr. Marx is to receive an annual base salary of $195,000 in 2004, $235,000 in 2005 and $245,000 in 2006. In addition, Mr. Marx can receive bonuses up to $90,000, $100,000 and $150,000 in 2004, 2005 and 2006,
respectively if certain net profit goals are achieved. Mr. Marx did not earn a bonus in 2006 but earned a bonus of $50,000 for 2005 and $90,000 for 2004.

          In September 2004, we entered into a two and one-half year employment agreement with Mr. Raskin effective October 1, 2004, which has since expired. Pursuant to the new agreement, Mr. Raskin is to receive an annual base salary of $385,000 per year. Mr. Raskin was eligible to receive bonus for the year ending December 31, 2004 between $25,000 and $90,000 depending upon Winncom achieving certain predetermined net income goals and Mr. Raskin was eligible to earn a bonus of $10% of net income for the years ended December 31, 2005 and 2006. Mr. Raskin earned a bonus of $108,000, $98,000 and $90,000 for 2006, 2005 and 2004,
respectively.

          We entered into a written employment agreement with Monty R. Lamirato, our Chief Financial Officer and Treasurer, effective July 1, 2005 for the period July 1, 2005 through June 30, 2007, at an annual base salary of $155,000, which has recently expired. In addition, Mr. Lamirato was eligible to earn a bonus of $15,000 in 2005 and 2006 if certain net profit goals are achieved. Mr. Lamirato did not earn a bonus for 2006 but earned a bonus of $15,000 for 2005.

          We entered into a written employment agreement with Steven C. Olson, our Chief Technology Officer, effective August 22, 2004. The employment agreement is for the period August 22, 2004 through August 22, 2007 at an annual base salary of $175,000, which has just recently expired. Mr. Olson also is eligible to earn bonuses, upon achieving certain gross margin objectives, over the term of the agreement. Mr. Olson did not receive a bonus in 2006, but earned a bonus of $49,000 in 2005 and $37,000 in 2004. Mr. Olson also received options to purchase 10,000 shares of our common stock at a price of $6.00 per share from August 22, 2004 through August 22, 2007.

          The following tables show the payments upon termination or a change of control of the Company for each of the named executive officers under the expired employment agreements.


Scenario                                                           Mr. Marx         Mr. Lamirato        Mr. Olson
--------                                                           --------         ------------        ---------
-------------------------------------------------------------- ------------------ ------------------ -----------------

If early retirement occurred at December 31, 2006                      -                  -                  -
-------------------------------------------------------------- ------------------ ------------------ -----------------
If termination for cause occurred at December 31, 2006                 -                  -                 -
-------------------------------------------------------------- ------------------ ------------------ -----------------
If termination without cause occurred at December 31, 2006           $20,000            $39,000           $44,000
-------------------------------------------------------------- ------------------ ------------------ -----------------
If "change in control" occurred at December 31, 2006                 $60,000            $39,000           $44,000
-------------------------------------------------------------- ------------------ ------------------ -----------------
If death or disability occurred as of December 31, 2006                -                  -                 -
-------------------------------------------------------------- ------------------ ------------------ -----------------

          We have no compensatory plan or arrangement, separate from the terms of the employment contracts, that results or will result from the resignation, retirement, or any other termination of an executive officer's employment with us or from a change-in-control or a change in an executive officer's responsibilities following a change-in-control, except that the 1997 Stock Option and Compensation Plan provides for vesting of all outstanding options in the event of the occurrence of a change-in-control.

          The Company's Compensation Committee is reviewing executive compensation arrangements and expects to enter into new employment agreements with its named executive officers during the third quarter of 2007.

          2. Certain Transactions with Management and Principal Shareholders

          Except for the employment arrangements described elsewhere in this Proxy Statement, during fiscal year 2006 and during the interim period since the end of fiscal year 2006, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company's Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a material interest.

             PROPOSAL NO. 2: TO ADOPT THE 2007 STOCK INCENTIVE PLAN

          On August 2, 2007, the Board of Directors approved the Company's 2007 Stock Incentive Plan (the "2007 Plan"), subject to shareholder approval. The 2007 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company's superior long-term performance, enhancing the value of the Company for the benefit of its shareholders.

Summary of the 2007 Stock Incentive Plan

          The following paragraphs provide a summary of the principal features of the 2007 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2007 Plan, a copy of which is included herein as Appendix C.

          Shares Available for Issuance
          -----------------------------

          The 2007 Plan provides that no more than 300,000 shares of our common stock may be issued for awards. If there is any change in the Company's common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board, or any Option Committee, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; (v) that are subject to any outstanding award; and
(vi) the price of each security.

          The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.

          Eligibility
          -----------

          Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies. As of August 1, 2007, four directors, three officers, forty-one employees and no consultants were eligible to participate in the 2007 Plan. As of August 8, 2007, the Company had not issued any options to purchase shares of common stock or other awards under the 2007 Plan.

          Administration
          --------------

          The 2007 Plan will be administered by the Option Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate.

          Types of Awards
          ---------------

          Stock Options. The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

          Restricted Stock Awards. The Option Committee may grant awards of restricted stock under the 2007 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2007 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.

          Restricted Stock Unit Awards. The Option Committee may grant awards of Restricted Stock Units under the 2007 Plan. A "Restricted Stock Unit" is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.

          Amendment and Termination of the 2007 Plan
          ------------------------------------------

          The Board of Directors or the Option Committee may amend, alter or discontinue the 2007 Plan, except that if any applicable statute, rule or regulation requires shareholder approval with respect to any amendment of the 2007 Plan, then to the extent so required, shareholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2007 Plan would terminate on August 2, 2017.

          Federal Income Tax Consequences
          -------------------------------

          The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2007 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2007 Plan.

          Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

          Incentive Stock Options. A recipient will not have any income at the time an incentive stock option ("ISO") is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a "disqualifying disposition", and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

          Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of restricted stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

          The Company generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

Required Vote

          An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this matter.

Recommendation of the Board of Directors

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE 2007 STOCK INCENTIVE PLAN.

 PROPOSAL 3. TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS THE COMPANY'S
                       CERTIFIED INDEPENDENT ACCOUNTANTS

          The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of HEIN + Associates LLP of Denver, Colorado as the auditors who will continue to audit financial statements, review tax returns, and perform other accounting and consulting services for the year ending December 31, 2007 or until the Board of Directors, in its discretion, replaces them. HEIN + Associates LLP also audited our financial statements for the fiscal years ended December 31, 2001, 2002, 2003, 2004, 2005 and 2006.

          An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at their discretion, its selection of HEIN + Associates LLP. We expect that one or more representatives of HEIN + Associates LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Audit Fees

          The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), HEIN + ASSOCIATES LLP potentially affect their independence. The Audit Committee's policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

          The following table sets forth the aggregate fees billed to us by HEIN + ASSOCIATES LLP for the years ended December 31, 2006 and 2005:

                                          2006              2005
                                       --------           --------

Audit fees                             $108,000 (1)       $110,000 (1)
Audit-related fees                           -- (2)             -- (2)
Tax fees                                 14,000 (3)         10,000 (3)
All other fees                               --
                                       ---------          --------
Total audit and non-audit fees         $122,000           $120,000
                                       ========           ========

         (1) Includes fees for professional services rendered for the audit of ARC's annual financial statements and review of ARC's Annual Report on Form 10-K for the year 2006 and 2005 and for reviews of the financial statements included in ARC's quarterly reports on Form 10-Q for the first three quarters of fiscal 2006 and 2005 and related SEC registration statements.
         (2) Includes fees billed for professional services rendered in fiscal 2006 and 2005, in connection with acquisition planning and due diligence.
         (3) Includes fees billed for professional services rendered in fiscal 2006 and 2005, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

Financial Information Systems Design and Implementation Fees

          During fiscal year 2006, the aggregate fees billed for the professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by HEIN + Associates LLP totaled $0.

All Other Fees

          During fiscal year 2006, all other fees billed for services rendered by HEIN + Associates LLP (other than the services described above) totaled $0.

          The Audit Committee's pre-approved policy requires that all services that the Company's independent auditor may provide to the Company, including audit services, must be pre-approved by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. The approval must be reported to the Audit Committee at its next scheduled meeting.

          The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining HEIN + Associates LLP's independence and believes that it is.

Required Vote

          Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of HEIN + Associates LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

                           PROPOSAL 4: OTHER BUSINESS

          The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                RESOLUTIONS PROPOSED BY INDIVIDUAL SHAREHOLDERS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

          In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of shareholders following the end of our 2007 fiscal year, proposals by individual shareholders must be received by us no later than May 20, 2008.

          In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority on any shareholder proposal presented at that meeting unless we are provided with notice of that proposal no later than July 7, 2008.

                      AVAILABILITY OF REPORTS ON FORM 10-K

          Copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 is being sent to each shareholder with this Proxy Statement. Upon written request, we will provide, without charge, a copy of our 2006 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on August 8, 2007. Any request for a copy of our 2006 Form 10-K or other SEC filings should be mailed to ARC Wireless Solutions, Inc., 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660, Attention: Investor Relations.

                           FORWARD-LOOKING STATEMENTS

          This proxy statement and materials delivered with this proxy statement include "forward-looking" statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including without limitation statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Cautionary Statements") are disclosed in the "Forward-Looking Statements--Cautionary Statements" section of our Annual Report on Form 10-K for the year ended December 31, 2006. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

          This notice and proxy statement are sent by order of the Board of Directors.



Dated:  August 24, 2007                                 Randall P. Marx
                                                        Chief Executive Officer

                                    * * * * *

                                   APPENDIX A
                                   ----------

                                   PROXY PROXY

                          ARC WIRELESS SOLUTIONS, INC.
          For the Annual Meeting of Shareholders on September 17, 2007
               Proxy Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Randall P. Marx or Monty R. Lamirato, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ARC Wireless Solutions, Inc. (the "Company") to be held at 10:00 a.m. (Denver, Colorado time) on September 17, 2007, at the offices of the Company, or any adjournments thereof, on the following matters:

          [X] Please mark votes as in this example.

          1.   To elect the following four directors:

          Nominees:  Randall P. Marx, Donald A. Huebner, Sigmund A. Balaban, and
                     Robert E. Wade

              FOR ALL NOMINEES [ ]

              WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

              FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

          2. To consider and vote upon a proposal recommended by the Board of Directors to approve the Company's 2007 Stock Incentive Plan:

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

          3. To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of HEIN + Associates LLP to serve as our certified independent accountants for the year ending December 31, 2007:

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

          4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting:

                           [ ] YES [ ] NO [ ] ABSTAIN


                (Continued and to be signed on the reverse side)

          Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3 and 4. This proxy is solicited on behalf of the Board of Directors of ARC Wireless Solutions, Inc.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW           [ ]

                               Dated:       ____________________________________

                               Signature:   ____________________________________


                 Signature: ____________________________________
                            Signature if held jointly


                               (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.)

                                   APPENDIX B
                                   ----------


                          ARC WIRELESS SOLUTIONS, INC.


                             POLICIES AND PROCEDURES
                                       FOR
                       NOMINATIONS OF DIRECTOR CANDIDATES


                      Policy Regarding Director Nominations

All Nominations

          It is the policy of the Board of Directors (the "Board") of ARC Wireless Solutions, Inc. (the "Corporation") that each nominee for election to the Board, regardless of whether such nominee is recommended by a shareholder of the Corporation, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

          The Board believes that certain minimum qualifications must be met by each candidate for the Board, as well as meeting the independence standards required by the Securities Exchange Commission (the "SEC") and federal securities laws. The Board believes that candidates and nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit Board members. In evaluating the qualifications of the candidates, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board.

Shareholder Nominations

          The Board shall consider recommendations for candidates to the Board from shareholders holding no less than 1% of the Corporation's common stock, which stock has been continuously held by such shareholder for at least twelve
(12) months prior to the date of the submission of the recommendation (an "Eligible Shareholder").

          Candidate nominees recommended by Eligible Shareholders (hereinafter referred to as "Shareholder Candidates") will be evaluated by the Board on the same basis as candidates that may be identified by the Board, management or, if the Board permits, a search firm. Such evaluation may, in the Board's discretion, include a review solely of information and documentation provided to the Board or may also include discussions with persons familiar with the Shareholder Candidate, an interview with the Shareholder Candidate or other actions that the Board deems proper. In evaluating and identifying candidates, the Board has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any such search firm.

          Shareholder Candidates who are recommended by an Eligible Shareholder at a time when there are no open positions on the Board and are considered qualified candidates by the Board may be placed on the rolling list of candidates for open Board positions maintained by the Board, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

          Procedures for Shareholders Regarding Nomination of Director
Candidates

          For the Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the following procedures:

          Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: Corporate Secretary, at the Corporation's principal offices at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660.

          Each such recommendation from an Eligible Shareholder shall include and set forth as to:

     >> each Shareholder Candidate whom the Eligible Shareholder proposes to nominate for election as a director:

          o the name, age, business address and residence address of such Shareholder Candidate;

          o    the principal occupation or employment of the Shareholder
               Candidate;

          o the class and number of shares of the Corporation's securities beneficially owned by such Shareholder Candidate, if any;

          o detailed biographical data and qualifications and information regarding any relationships between the Shareholder Candidate and the Corporation within the last three years;

          o a statement signed by the Shareholder Candidate acknowledging that:

               (a) the Shareholder Candidate consents to being named in the Corporation's proxy materials, and, if elected, will serve as a director of the Corporation and will represent all shareholders of the Corporation in accordance with applicable laws and the Corporation's articles of incorporation and by-laws, as may be amended from time to time; and

               (b) the Shareholder Candidate, if elected, will comply with the Corporation's Amended and Restated Code of Ethics, any corporate governance guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

          o a fully completed and signed Questionnaire for Directors and Officers on the Corporation's standard form and provide any additional information requested by the Board or the Corporation, including any information that would be required to be included in a proxy statement in which the Shareholder Candidate is named as a nominee for election as a director and information showing that the Shareholder Candidate meets the Board's qualifications for nomination as a director and for service on the Committees of the Board; and


          o any other information relating to such Shareholder Candidate required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereunder.

     >>   the Eligible Shareholder submitting the recommendation:

          o the name and record address of the Eligible Shareholder and the class and number of shares of the Corporation's securities beneficially owned by the Eligible Shareholder;

          o any material interest of the Eligible Shareholder in such nomination;

          o a description of all arrangements or understandings between the Eligible Shareholder making such nomination and the Shareholder Candidate and any other person or persons (naming such person or persons) pursuant to which the nomination is made by the Eligible Shareholder;

          o a statement from the recommending Eligible Shareholder in support of the Shareholder Candidate and providing references for the Shareholder Candidate;

          o a representation that such Eligible Shareholder intends to appear in person or by proxy at the annual meeting to nominate the Shareholder Candidate named in its recommendation; and

          o any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the 1934 Act, in his/her capacity as a proponent to a shareholder proposal.

          In addition to the required information detailed above, a Shareholder Candidate must be available for interviews with members of the Board.

          Timing of Shareholder Candidate Recommendations

          An Eligible Shareholder who wishes to recommend a Shareholder Candidate for election as a director must submit the information and documentation described above for receipt by the Secretary of the Corporation sufficiently in advance of the Board's approval of nominations for the annual or special meeting to permit the Board to complete its evaluation of the Shareholder Candidate.

          For a Shareholder Candidate recommendation to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, an Eligible Shareholder's notice must be delivered to the Corporate Secretary not less than one hundred and twenty (120) days prior to the first
(1st) anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year's annual meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made. The Secretary of the Corporation will provide a copy of the Bylaws and/or the Policies and Procedures for Shareholder Nominations of Director Candidates upon a request in writing from the Eligible Shareholder.

          Decisions by the Independent Directors

          The majority of the independent directors shall have final authority on determining the selection of director candidates for nomination to the Board.

          Modification of Policies and Procedures

          The policies and procedures set forth herein may be modified at any time as may be determined by the Board and a majority of the independent directors.

                                   APPENDIX C
                                   ----------

                          ARC WIRELESS SOLUTIONS, INC.

                            2007 STOCK INCENTIVE PLAN


          This 2007 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to ARC Wireless Solutions, Inc.

          1. Definitions.

             The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

             Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.

             Award: Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.

             Board: The Board of Directors of ARC Wireless Solutions, Inc.

             Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

             Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.

             Common Stock: The Common Stock of ARC Wireless Solutions, Inc.

             Company: ARC Wireless Solutions, Inc., a corporation incorporated under the laws of Utah, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

             Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.

             Date of Grant: The date on which an Option is granted under the Plan.

             Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.

             Employee: An Employee is an employee of the Company or any Related Company.

             Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

             Exercise Price: The price per share of Common Stock payable upon exercise of an Option.

             Fair Market Value: Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Option Committee.

             Incentive Stock Options ("ISOs"): An Option granted with the intention that it qualify as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

             Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code or any successor provision thereto.

             Option: The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.

             Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may time to time designate.

             Option Shares: The shares of Common Stock underlying an Option granted to an Eligible Person.

             Optionee: An Eligible Person who has been granted an Option.

             Participant: A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit which remains outstanding, including a person who is no longer an Eligible Person.

             Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

             Restricted Stock: An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

             Restricted Stock Unit: A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

             Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

             Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          2. Purpose and Scope.

             (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

             (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Eligible Persons selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

          3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan. The Option Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.

             In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Option Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or Restricted Stock Units to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options, and (vii) the manner in which an Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Units as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).

             The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.

             All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

          4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 300,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan.

          5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.

          6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).

          7. Duration and Exercise of Options.

             (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length.

             (b) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

             (c) The Option Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Option Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.

             (d) Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.

             (e) No Option may be exercised under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

          8. Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Option Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

          9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or other position or relationship, at any time.

          10. Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

          11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

          12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

          13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; and (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

          Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

          14. Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO's.

          15. Restricted Stock and Restricted Stock Units.

             (a) Restricted Stock. The Option Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                    i. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Option Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Option Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                    ii. Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Option Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Option Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                    iii. Dividends and Splits. As a condition to the grant of an
                         Award of Restricted Stock, the Option Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

             (b) Restricted Stock Units. The Option Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

                    i. Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Option Committee (or, if permitted by the Option Committee, as elected by the Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Option Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Option Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Common Stock in the amount equal to the Fair Market Value for the specified number of shares of Common Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Option Committee at the date of grant or thereafter.

                    ii. Dividend Equivalents. Unless otherwise determined by the Option Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Option Committee shall determine or permit the Participant to elect.

             (c) Waiver of Restrictions. The Option Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Units under such circumstances and subject to such terms and conditions as the Option Committee shall deem appropriate; provided, however, that the Option Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

          16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

          17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective August 2, 2007. The Plan shall terminate at midnight on August 2, 2017, except as to Options previously granted and outstanding under the Plan at that time. No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.

          18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.

          19. Change in Control.

          In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restated Stock Units, and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Option Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Option Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

          20. Amendment.

          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

          (b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.

          (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

          21. Other Provisions.

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Utah.


                                 * * * * * * * *